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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        May 21, 2002
                                                -----------------------------


                              CSS Industries, Inc..
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-2661                13-1920657
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(State or Other Jurisdiction       (Commission File           (IRS Employer
     of Incorporation)                   Number)           Identification No.)


      1845 Walnut Street, Philadelphia, PA                       19103
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     (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code            215-569-9900
                                                     -------------------------



           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report


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Item 4.    Changes in Registrant's Certifying Accountant

         As previously disclosed in our Current Report on Form 8-K (the "Form 8-K") filed on May 28, 2002 with the Securities and Exchange Commission, on May 21, 2002 our Board of Directors, upon the recommendation of the Audit Committee, decided to dismiss Arthur Andersen LLP ("Andersen") as our independent public accountants, effective June 11, 2002. The Form 8-K contained other information responsive to applicable regulatory requirements.

         This amendment to the Form 8-K is being filed to confirm that Andersen was dismissed on June 11, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CSS INDUSTRIES, INC.



                             By:   /s/ Clifford E. Pietrafitta
                                   --------------------------------------------
                                   Clifford E. Pietrafitta
                                   Vice President - Finance and
                                     Chief Financial Officer
                                   (Principal financial and accounting officer)

                             Date: June 12, 2002
                                   --------------------------------------------